Fidelity® Ginnie Mae Fund

Fidelity Government
Income Fund

Fidelity Intermediate
Government Income Fund

Annual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies
Fidelity Ginnie Mae Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity Government Income Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity Intermediate Government Income Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the financial statements
Report of Independent Accountants	<Click Here>	The auditors' opinion
Trustees and Officers	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Ginnie Mae Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ginnie Mae Fund	7.42%	39.03%	91.58%
LB GNMA	7.98%	43.05%	102.83%
GNMA Funds Average	7.31%	37.34%	88.49%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® GNMA Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years and are issued by the Government National Mortgage Association (GNMA). To measure how the fund's performance stacked up against its peers, you can compare it to the GNMA funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 65 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Ginnie Mae Fund	7.42%	6.81%	6.72%
LB GNMA	7.98%	7.42%	7.33%
GNMA Funds Average	7.31%	6.55%	6.54%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Fidelity Ginnie Mae Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Ginnie Mae Fund on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $19,158 - a 91.58% increase on the initial investment. For comparison, look at how the Lehman Brothers GNMA Index did over the same period. With dividends and capital gains, if any, reinvested the same $10,000 investment would have grown to $20,283 - a 102.83% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

	Years ended July 31,
	2002	2001	2000	1999	1998
Dividend returns	5.59%	6.85%	6.80%	5.85%	6.63%
Capital returns	1.83%	4.70%	-0.38%	-3.77%	0.18%
Total returns	7.42%	11.55%	6.42%	2.08%	6.81%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended July 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.64¢	28.32¢	58.80¢
Annualized dividend rate	4.92%	5.20%	5.36%
30-day annualized yield	5.12%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.10 over the past one month, $10.99 over the past six months and $10.96 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fidelity Ginnie Mae Fund

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds shined during the 12 months that ended July 31, 2002, as the prospects for a strong economic recovery dimmed later in the period and the Federal Reserve Board deferred raising interest rates, after aggressively lowering them in 2001 to avert a sustained recession. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 7.53%, well ahead of stock markets that suffered double-digit losses. Negative sentiment toward stocks - due to concerns about corporate governance, terrorism and geopolitical unrest - further boosted demand for bonds as investors sought out safer havens offering some return on their assets. A flight to quality in Treasuries and high-quality, higher-yielding government agencies resulted, as reflected in the leading performance of the Lehman Brothers U.S. Agency and Treasury indexes, which gained 9.07% and 8.36%, respectively. Meanwhile, the Lehman Brothers Mortgage-Backed Securities Index posted a solid finish, returning 8.31%. Mortgage securities generally benefited from lower volatility and reduced prepayment risk, despite facing a massive refinancing wave during the fall of 2001 - spurred by lower interest rates - and fears of a possible encore during the summer of 2002. The Lehman Brothers Credit Bond Index, however, returned only 4.72%. While corporates benefited from some economic improvement, eroding investor confidence in the sector and widespread credit quality downgrades curbed their advances.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Ginnie Mae Fund

Q. How did the fund perform, Tom?

A. For the 12 months ending July 31, 2002, the fund gained 7.42%. In comparison, the Ginnie Mae funds average returned 7.31% according to Lipper Inc. Additionally, the Lehman Brothers GNMA Index, which tracks the types of securities in which the fund invests, returned 7.98%.

Q. What accounted for the strong returns of mortgage securities and the fund's outperformance of its peers?

A. Mortgage securities' high credit quality and relatively high yields made them particularly attractive to investors amid an environment characterized by low interest rates and growing aversion to credit risk. As corporate bonds and stocks fell out of favor due to concerns about corporate profitability, accounting practices and ethics, investors increasingly flocked to mortgage securities. That said, the year wasn't without its pitfalls. In both early 2002 and late in the period, the mortgage market was very volatile because plunging interest rates induced unprecedented waves of refinancing as borrowers rushed to lock in record-low interest rates. This, in turn, caused huge cash-flow uncertainty for mortgage bond holders. Investors who had counted on predictable levels of income now faced the prospect that their bonds would be prepaid, potentially forcing them to buy new securities that offered much lower yields. My emphasis on bonds with some protection from prepayment was a key reason why the fund outpaced its peers during the year.

Annual Report

Fidelity Ginnie Mae Fund
Fund Talk: The Manager's Overview - continued

Q. What securities offered prepayment protection?

A. Our research-driven process helped us identify pockets of prepayment-resistant securities resulting from geography, issuer or other factors. For instance, homeowners in some states or municipalities can be slower to prepay their mortgages because of taxes that are levied when they do so. Likewise, prepayment among mortgage originators - such as banks - can vary a great deal based on how aggressive they are in reaching out to home owners to refinance. Finally, there are securities made up of mortgages that are "seasoned," meaning that the homeowners - for whatever reason - have chosen not to refinance even after being presented with several attractive reasons to do so. In addition, the fund's stake in collateralized mortgage obligations (CMOs) provided some prepayment immunity.

Q. What are CMOs and why were they attractive?

A. CMOs are somewhat complex securities that allow cash flows to be directed so that different classes of securities with different maturities can be created. Given the relatively low level of interest rates during the period, there was a growing demand for these higher-yielding, less interest rate sensitive alternatives to U.S. Treasuries. Additionally, "plain vanilla" pass-through mortgage securities were in strong demand during the year as investors grew more wary of the risk associated with corporate bonds and stocks.

Q. In terms of those plain-vanilla pass-throughs, what choices did you make?

A. Frankly, there weren't a lot of choices to be made. The vast majority of the fund's investments were concentrated in securities with coupons between 7.0% and 7.5%. Most mortgages with interest rates above that were retired due to refinancing. The lower coupons offered a bit of protection against prepayment, and as such, performed best when prepayment fears were at their worst. The higher coupons provided extra yield for the fund.

Q. Were there any disappointments?

A. The main disappointment was that Ginnie Mae securities periodically lagged mortgage securities known as "conventionals'' - such as those issued by the Federal National Mortgage Association (Fannie Mae). The lags were mostly a function of the heavy supply of Ginnie Mae securities.

Q. What's your outlook, Tom?

A. At the end of July, mortgage securities seemed somewhat expensive and vulnerable to mounting prepayment risks. If interest rates decline or rise dramatically from here, mortgage securities will face some challenges. That said, their high quality and relatively high yields should help make them attractive to long-term investors wishing to diversify their portfolios.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Facts

Goal: seeks a high level of current income consistent with prudent investment risk by investing mainly in mortgage securities issued by the Government National Mortgage Association (Ginnie Mae) while considering the potential for capital gain

Fund number: 015

Trading symbol: FGMNX

Start date: November 8, 1985

Size: as of July 31, 2002, more than $5.7 billion

Manager: Tom Silvia, since 1998; manager, various Fidelity and Spartan government and mortgage funds; joined Fidelity in 1993

3

Tom Silvia on mortgage prepayment:

"One of the biggest risks mortgage investors face is prepayments, which occur when homeowners refinance their mortgages or sell a house and retire their mortgages. In a declining interest rate environment - as we experienced early in 2002 and during the summer - the speed at which investors prepay their mortgages through refinancing accelerates dramatically. As a result, more bond holders were prepaid early and lost out on the expected income from their mortgage bonds. Furthermore, faster prepayment makes them somewhat less attractive to investors who potentially had to reinvest at lower rates. It's important to note that mortgage refinancing has become easier and cheaper recently due to technological advances that makes the application process more efficient. So the incentive to refinance is much higher than it was just two years ago, a factor that accelerated prepayment activity beyond expectations so far this year. Thus, if mortgage rates move lower than their now-historic lows, refinancings could pick up again. Now, my job - using input from Fidelity's research team and proprietary valuation models - is to quantify the risk of prepayment, calculate how the market is pricing securities with various rates of prepayment in mind, and then choose securities that I believe will do well given various prepayment levels."

Annual Report

Fidelity Ginnie Mae Fund

Investment Changes

Coupon Distribution as of July 31, 2002
	% of fund's investments	% of fund's investments 6 months ago
Less than 5%	2.4	1.4
5 - 5.99%	5.7	2.7
6 - 6.99%	19.0	25.4
7 - 7.99%	53.5	56.2
8% and over	3.5	6.8
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of July 31, 2002
6 months ago
Years	2.8	4.9
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2002
6 months ago
Years	2.4	3.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2002	As of January 31, 2002
Mortgage Securities* 96.6%	Mortgage Securities** 103.2%
CMOs and Other Mortgage Related Securities 8.2%	CMOs and Other Mortgage Related Securities 4.1%
Short-Term Investments and Net Other Assets*** (4.8)%	Short-Term Investments and Net Other Assets*** (7.3)%

* GNMA Securities	88.5%	** GNMA Securities	101.0%
*** Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Fidelity Ginnie Mae Fund

Investments July 31, 2002

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 96.6%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 8.0%
5.5% 7/1/17 to 12/1/31	$ 10,071	$ 9,984
5.5% 8/1/32 (a)(b)	5,000	4,931
6% 8/1/32 (a)	214,044	215,850
6.5% 12/1/28	58	60
7% 11/1/16 to 3/1/17	7,378	7,797
7.5% 2/1/07 to 5/1/17 (a)(b)	51,791	55,157
7.5% 7/1/17 (a)(b)	79,822	84,880
7.5% 8/1/17 (a)	72,000	76,590
8.5% 12/1/27	2,592	2,821
9.5% 9/1/30	1,135	1,223
10.25% 10/1/18	122	137
11.5% 5/1/14 to 9/1/15	103	118
12.5% 11/1/13 to 7/1/16	293	342
13.25% 9/1/11	155	185
		460,075
Freddie Mac - 0.1%
8.5% 2/1/04 to 6/1/25	537	579
9% 7/1/08 to 7/1/21	1,649	1,760
9.5% 7/1/30 to 8/1/30	1,384	1,495
9.75% 12/1/08 to 4/1/13	75	84
10% 10/1/04 to 11/1/20	2,679	3,035
10.25% 2/1/09 to 11/1/16	1,152	1,290
10.5% 5/1/10	26	29
11.25% 2/1/10	74	85
11.75% 11/1/11	38	43
12% 5/1/10 to 2/1/17	278	325
12.5% 11/1/12 to 5/1/15	407	481
13% 5/1/14 to 11/1/14	59	70
13.5% 1/1/13 to 12/1/14	27	33
		9,309
Government National Mortgage Association - 88.5%
5% 6/20/32	14,503	14,008
5.5% 11/15/28 to 6/20/32 (a)	251,785	248,752
5.5% 8/1/32 (a)(b)	78,407	77,310
6% 12/20/23 to 12/20/29 (a)	60,443	61,457
6.5% 6/15/23 to 7/15/32 (a)	483,084	499,218
6.5% 8/1/32 (a)(b)	423,595	435,597
7% 3/15/22 to 7/15/32 (a)	2,615,873	2,736,292
7% 7/15/31 (a)	171	177
7% 8/1/32 (a)(b)	330,397	344,852
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
7.25% 4/15/05 to 12/15/30	$ 4,117	$ 4,345
7.5% 5/15/03 to 7/15/32	424,410	450,033
8% 2/15/05 to 7/15/32	149,653	160,063
8.5% 2/15/05 to 2/15/31	26,246	28,488
9% 10/15/04 to 6/15/30	12,811	14,054
9.5% 12/20/13 to 1/15/23	3,327	3,709
10% 5/15/05 to 6/15/05	13	14
10.5% 11/15/02 to 9/15/19	2,297	2,673
13% 2/15/11 to 5/15/15	397	475
13.5% 5/15/10 to 1/15/15	141	165
		5,081,682
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $5,470,831)		5,551,066
Collateralized Mortgage Obligations - 5.5%

U.S. Government Agency - 5.5%
Fannie Mae:
floater Series 1999-57 Class FC, 2.0888% 11/17/29 (c)	12,773	12,761
Series 2001-9 Class F, 2.0888% 2/17/31 (c)	21,212	21,142
Fannie Mae guaranteed REMIC pass thru trust:
sequential pay Series 1998-30 Class B, 6.5% 8/20/24	5,758	5,927
Series 2002-35 Class ZG, 6.5% 6/25/32	10,584	10,611
Freddie Mac:
REMIC planned amortization class:
Series 2211 Class PB, 7% 2/15/20	4,147	4,151
Series 2220 Class PD, 8% 3/15/30	21,000	23,014
sequential pay Series 2248 Class GA, 7% 5/15/26	1,723	1,723
Series 2441 Class HZ, 6.5% 4/15/32	18,895	19,002
Ginnie Mae:
REMIC planned amortization class Series 2001-53 Class PB, 6.5% 11/20/31	10,000	10,257
Series 2001-53 Class ZJ, 6.5% 11/20/31	47,790	48,159
Ginnie Mae guaranteed Multi-family REMIC pass thru Series 2002-53 Class B, 5.552% 5/16/26	30,000	29,963
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Ginnie Mae REMIC pass thru:
floater Series 2001-50 Class FV, 2.04% 9/16/27 (c)	$ 38,433	$ 38,409
planned amortization class:
Series 2000-26 Class PK, 7.5% 9/20/30	13,786	14,421
Series 2000-5 Class PD, 7.5% 4/1/29	12,800	13,576
sequential pay:
Series 1999-2 Class D, 6.5% 10/20/26	7,319	7,658
Series 2000-12 Class B, 7.5% 12/16/28	8,878	9,278
Series 2000-34 Class D, 7% 7/20/23	1,351	1,358
Series 2002-41 Class VD, 6% 4/16/13	10,082	10,731
sequential pay, Series 1995-4 Class CQ, 8% 6/20/25	8,202	8,721
Series 1995-6 Class Z, 7% 9/20/25	22,597	24,045
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $309,983)		314,907
Commercial Mortgage Securities - 2.7%

Fannie Mae guaranteed REMIC pass thru trust Series 1998-M3 Class IB, 0.6839% 1/17/38 (c)(d)	140,674	4,946
Fannie Mae guaranteed REMIC pass thru certificate Series 1997-M1 Class N, 0.4273% 10/17/36 (c)(d)	167,847	4,091
Ginnie Mae:
Series 2002-25:
Class B, 6.214% 3/16/21	30,000	31,467
Class IO, 1.1558% 9/16/26 (c)(d)	382,611	19,768
Series 2002-9 Class IO, 1.4893% 2/16/35 (d)	378,223	25,306
Ginnie Mae guaranteed Multi-family REMIC pass thru:
sequential pay:
Series 2001-58 Class X, 1.7182% 9/16/41 (c)(d)	250,044	19,052
Series 2002-37 Class C, 5.878% 6/16/24	25,000	25,754
Series 2002-28 Class IO, 1.4641% 1/16/42 (c)(d)	69,685	4,791
Series 2002-37 Class IO, 1.394% 4/16/27 (c)(d)	130,930	8,817
1.017% 3/16/42 (c)(d)	293,068	12,913
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $157,381)		156,905
Cash Equivalents - 19.7%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements:
(U.S. Government Obligations), in a joint trading account at 1.85%, dated 7/31/02 due 8/1/02	$ 1,127,586	$ 1,127,528
(U.S. Treasury Obligations), in a joint trading account at 1.81%, dated 7/31/02 due 8/1/02	2,113	2,113
TOTAL CASH EQUIVALENTS (Cost $1,129,641)		1,129,641
TOTAL INVESTMENT PORTFOLIO - 124.5% (Cost $7,067,836)		7,152,519
NET OTHER ASSETS - (24.5)%		(1,409,627)
NET ASSETS - 100%		$ 5,742,892
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) A portion of the security is subject to a forward commitment to sell.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $15,714,073,000 and $12,935,131,000, respectively.
Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $3,753,000 all of which will expire on July 31, 2009.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ginnie Mae Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2002
Assets
Investment in securities, at value (including repurchase agreements of $1,129,641) (cost $ 7,067,836) - See accompanying schedule		$ 7,152,519
Commitment to sell securities on a delayed delivery basis	$ (395,829)
Receivable for securities sold on a delayed delivery basis	395,198	(631)
Receivable for investments sold Regular delivery		1,473
Delayed delivery		47,811
Receivable for fund shares sold		19,394
Interest receivable		28,958
Other receivables		1
Total assets		7,249,525
Liabilities
Payable to custodian bank	154
Payable for investments purchased on a delayed delivery basis	1,490,097
Payable for fund shares redeemed	10,783
Distributions payable	2,620
Accrued management fee	1,891
Other payables and accrued expenses	1,088
Total liabilities		1,506,633
Net Assets		$ 5,742,892
Net Assets consist of:
Paid in capital		$ 5,675,828
Distributions in excess of net investment income		(3,638)
Accumulated undistributed net realized gain (loss) on investments		(13,350)
Net unrealized appreciation (depreciation) on investments		84,052
Net Assets, for 516,698 shares outstanding		$ 5,742,892
Net Asset Value, offering price and redemption price per share ($5,742,892 ÷ 516,698 shares)		$ 11.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ginnie Mae Fund
Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2002
Investment Income
Interest		$ 232,080
Expenses
Management fee	$ 17,310
Transfer agent fees	4,872
Accounting fees and expenses	749
Non-interested trustees' compensation	13
Custodian fees and expenses	521
Registration fees	655
Audit	46
Legal	15
Miscellaneous	14
Total expenses before reductions	24,195
Expense reductions	(11)	24,184
Net investment income (loss)		207,896
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		38,120
Change in net unrealized appreciation (depreciation) on: Investment securities	42,753
Delayed delivery commitments	(340)
Total change in net unrealized appreciation (depreciation)		42,413
Net gain (loss)		80,533
Net increase (decrease) in net assets resulting from operations		$ 288,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 207,896	$ 134,013
Net realized gain (loss)	38,120	(736)
Change in net unrealized appreciation (depreciation)	42,413	89,360
Net increase (decrease) in net assets resulting from operations	288,429	222,637
Distributions to shareholders from net investment income	(215,729)	(132,065)
Share transactions Net proceeds from sales of shares	4,582,009	1,596,681
Reinvestment of distributions	187,950	110,740
Cost of shares redeemed	(1,935,728)	(668,051)
Net increase (decrease) in net assets resulting from share transactions	2,834,231	1,039,370
Total increase (decrease) in net assets	2,906,931	1,129,942
Net Assets
Beginning of period	2,835,961	1,706,019
End of period (including distributions in excess of net investment income of $3,638 and undistributed net investment income of $6,185, respectively)	$ 5,742,892	$ 2,835,961
Other Information Shares
Sold	416,651	148,180
Issued in reinvestment of distributions	17,107	10,306
Redeemed	(176,975)	(62,223)
Net increase (decrease)	256,783	96,263

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.910	$ 10.420	$ 10.460	$ 10.870	$ 10.850
Income from Investment Operations
Net investment income (loss) B	.563 D	.684	.691	.689	.714
Net realized and unrealized gain (loss)	.225 D	.487	(.043)	(.460)	.004
Total from investment operations	.788	1.171	.648	.229	.718
Distributions from net investment income	(.588)	(.681)	(.688)	(.639)	(.698)
Net asset value, end of period	$ 11.110	$ 10.910	$ 10.420	$ 10.460	$ 10.870
Total Return A	7.42%	11.55%	6.42%	2.08%	6.81%
Ratios to Average Net Assets C
Expenses before expense reductions	.60%	.63%	.63%	.71%	.74%
Expenses net of voluntary waivers, if any	.60%	.62%	.63%	.64%	.72%
Expenses net of all reductions	.60%	.62%	.63%	.64%	.72%
Net investment income (loss)	5.15% D	6.40%	6.67%	6.43%	6.58%
Supplemental Data
Net assets, end of period (in millions)	$ 5,743	$ 2,836	$ 1,706	$ 1,841	$ 917
Portfolio turnover rate	327%	120%	75%	73%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.002 and increase net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.16%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Government Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Government Income	8.08%	39.86%	93.66%
LB Government Bond	8.59%	43.62%	101.85%
General U.S. Government Funds Average	7.31%	36.50%	86.15%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Government Bond Index - a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general U.S. Government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 170 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Government Income	8.08%	6.94%	6.83%
LB Government Bond	8.59%	7.51%	7.28%
General U.S. Government Funds Average	7.31%	6.41%	6.38%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Fidelity Government Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Government Income Fund on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $19,366 - a 93.66% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,185 - a 101.85% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

	Years ended July 31,
	2002	2001	2000	1999	1998
Dividend returns	4.87%	6.76%	6.33%	5.89%	6.04%
Capital returns	3.21%	5.16%	-0.52%	-4.41%	1.63%
Total returns	8.08%	11.92%	5.81%	1.48%	7.67%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund, are reinvested.

Dividends and Yield

Periods ended July 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.76¢	21.60¢	46.69¢
Annualized dividend rate	4.32%	4.34%	4.64%
30-day annualized yield	4.00%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.24 over the past one month, $10.04 over the past six months and $10.06 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fidelity Government Income Fund

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds shined during the 12 months that ended July 31, 2002, as the prospects for a strong economic recovery dimmed later in the period and the Federal Reserve Board deferred raising interest rates, after aggressively lowering them in 2001 to avert a sustained recession. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 7.53%, well ahead of stock markets that suffered double-digit losses. Negative sentiment toward stocks - due to concerns about corporate governance, terrorism and geopolitical unrest - further boosted demand for bonds as investors sought out safer havens offering some return on their assets. A flight to quality in Treasuries and high-quality, higher-yielding government agencies resulted, as reflected in the leading performance of the Lehman Brothers U.S. Agency and Treasury indexes, which gained 9.07% and 8.36%, respectively. Meanwhile, the Lehman Brothers Mortgage-Backed Securities Index posted a solid finish, returning 8.31%. Mortgage securities generally benefited from lower volatility and reduced prepayment risk, despite facing a massive refinancing wave during the fall of 2001 - spurred by lower interest rates - and fears of a possible encore during the summer of 2002. The Lehman Brothers Credit Bond Index, however, returned only 4.72%. While corporates benefited from some economic improvement, eroding investor confidence in the sector and widespread credit quality downgrades curbed their advances.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Government Income Fund

Q. How did the fund perform, Tom?

A. For the 12 months ending July 31, 2002, the fund returned 8.08%, while the Lipper Inc. general U.S. government funds average gained 7.31%. Additionally, the Lehman Brothers Government Bond Index returned 8.59%.

Q. What factors were behind the fund's strong return and its outperformance of the Lipper peer average?

A. Low interest rates, combined with concerns about the economy, global politics, corporate accounting practices and profitability fostered near-ideal conditions for government bonds. After cutting interest rates to historically low levels in 2001, the Federal Reserve Board held rates steady through the first seven months of 2002. Although the worst economic downturn in a decade gave way to a stronger-than-expected rebound in the first calendar quarter of this year, that growth proved unsustainable, dashing fears of inflation. By July, the economy seemed fragile enough that some observers began to anticipate an interest rate cut. Those developments - coupled with the events of September 11, fears of future terrorist attacks and escalating tensions in the Middle East - conspired to make many investors more risk averse than they had been throughout the late 1990s. Last, but certainly not least, was a crisis in investor confidence in corporate ethics, which hit the U.S. stock market quite hard. Against this favorable backdrop for bonds, the fund's outperformance of the Lipper average stemmed mainly from my relatively large investments in agency securities.

Annual Report

Fidelity Government Income Fund
Fund Talk: The Manager's Overview - continued

Q. Why did they perform so well?

A. Given the low level of interest rates, there was increased demand for higher-yielding alternatives to U.S. Treasury securities. Simultaneously, the expanding aversion to risk found investors seeking out high-quality alternatives to stocks and corporate bonds. Agencies neatly filled both criteria. In general, debt securities issued by government agencies are considered to be of high quality because they either have the direct backing of the full faith and credit of the United States or have implicit government backing. But since they carry slightly greater credit risk than U.S. Treasury securities, agencies often carry more yield. Strong demand, plus their yield advantage, helped agency securities outpace Treasuries during the 12-month period.

Q. That said, the Treasury market certainly wasn't any slouch in terms of performance during the past year. What was your approach to that sector?

A. Whereas the Treasury market is made up of bonds with a lot of different maturities, I tended to focus on those in the range of five to 10 years because I felt they offered the best longer-term risk/return profile. In addition, I periodically invested in Treasury Inflation-Protected Securities, or TIPS, when their prices appeared cheap. These bonds, which are designed to help investors offset inflation risk, performed well during periods when inflation expectations were at their highest.

Q. Were there any disappointments?

A. The main disappointments were mortgage securities, which posted strong returns in their own right but lagged agencies and Treasuries. Rapidly accelerating prepayment activity caused by large numbers of home loan refinancings put pressure on mortgage securities. Investors who had counted on predictable levels of income now faced the prospect that their bonds would be prepaid, potentially forcing them to buy new securities that offered much lower yields. That said, I had reduced the fund's stake in mortgages before the two biggest prepayment waves occurred, and I focused throughout the year on securities that offered some protection against prepayment.

Q. What's your outlook for the government bond market?

A. The economy and the Fed are giving off somewhat mixed signals right now, so I think the direction of interest rates is too close to call. I am concerned that the ballooning federal budget deficit may put pressure on Treasury securities initially - and ultimately, perhaps, the entire bond market - if the government issues significant amounts of new debt. But regardless of the direction of interest rates or government issuance, I'm hopeful that investors will continue to look to the bond market as a way to diversify their portfolios, a trend that should bode well for the group over the long term.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income consistent with preservation of principal

Fund number: 054

Trading symbol: FGOVX

Start date: April 4, 1979

Size: as of July 31, 2002, more than $2.9 billion

Manager: Tom Silvia, since 1998; manager, various Fidelity and Spartan government and mortgage funds; joined Fidelity in 1993

3

Tom Silvia on the expanding federal budget deficit:

"In mid-July 2002, the White House said that the federal budget deficit will grow much faster this year than previously expected. The administration said the deficit - the first since 1997 - will grow to $165 billion this fiscal year, which ends September 30. The new projection was up from the $106 billion that officials predicted in February, and compared with last year's $127 billion surplus. Politics being what it is, there were varying explanations for the larger-than-expected shortfall. Republicans said that the causes were the war on terrorism, the sluggish economy, a stock market sell-off and spendthrift Democrats, while Democrats blamed the 10-year tax cut Congress approved last year. Administration officials also predicted that the government will remain in the red until at least 2005. Regardless of the political haggling, the deficit has forced the U.S. Treasury Department to dramatically step up its borrowing, issuing new Treasury bonds and ceasing its buyback of existing securities. If those funding needs expand significantly beyond the administration's current projections - which many private and Congressional observers believe - the outstanding supply of U.S. Treasuries will continue to grow, a development that will likely work against the government bond market as a whole."

Annual Report

Fidelity Government Income Fund

Investment Changes

Coupon Distribution as of July 31, 2002
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	0.1	0.1
3 - 3.99%	5.8	3.0
4 - 4.99%	8.5	4.0
5 - 5.99%	19.3	11.3
6 - 6.99%	26.4	38.0
7 - 7.99%	9.2	17.5
8 - 8.99%	3.2	3.4
9 - 9.99%	1.7	2.0
10 - 10.99%	2.0	1.3
11 - 11.99%	20.6	10.3
12 - 12.99%	2.6	1.1
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of July 31, 2002
6 months ago
Years	9.1	8.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2002
6 months ago
Years	5.2	5.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2002	As of January 31, 2002
Mortgage Securities 5.2%	Mortgage Securities 21.9%
CMOs and Other Mortgage Related Securities 18.8%	CMOs and Other Mortgage Related Securities 14.1%
U.S. Treasury Obligations 40.6%	U.S. Treasury Obligations 29.1%
U.S. Government Agency Obligations 33.0%	U.S. Government Agency Obligations 32.4%
Short-Term Investments and Net Other Assets 2.4%	Short-Term Investments and Net Other Assets 2.5%

Annual Report

Fidelity Government Income Fund

Investments July 31, 2002

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 73.6%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - 33.0%
Fannie Mae:
4% 9/17/04 (d)	$ 33,250	$ 33,419
4.04% 2/28/05	17,105	17,125
4.45% 3/4/04	15,175	15,209
5.125% 2/13/04	2,090	2,182
5.5% 2/15/06	9,090	9,716
5.5% 5/2/06	57,510	61,588
5.51% 8/28/06	16,500	16,543
6% 5/15/08	76,950	83,629
6.25% 2/1/11	8,910	9,583
6.625% 9/15/09	3,880	4,345
7.25% 5/15/30	30,226	35,210
Farm Credit Systems Financial Assistance Corp.:
8.8% 6/10/05	22,233	25,651
9.375% 7/21/03	32,062	34,244
Federal Home Loan Bank 9.5% 2/25/04	2,355	2,608
Financing Corp. - coupon STRIPS:
0% 8/3/05	1,989	1,802
Freddie Mac:
3.75% 4/15/04	162,000	166,040
4.5% 8/15/04	118,000	122,673
4.875% 3/15/07	36,000	37,584
5.5% 7/15/06	9,500	10,151
5.875% 3/21/11	23,150	24,288
6.25% 7/15/32	5,900	6,095
6.75% 3/15/31	8,729	9,606
7% 7/15/05	7,500	8,319
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	6,200	6,982
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1994-A, 7.12% 4/15/06	6,920	7,484
Series 1994-F, 8.187% 12/15/04	3,291	3,482
Series 1995-A, 6.28% 6/15/04	3,941	4,123
Series 1995-B, 6.13% 6/15/04	8,609	8,993
Series 1996-A, 6.55% 6/15/04	5,241	5,498
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank) Series 1994-B, 7.5% 1/26/06	4,389	4,785
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank) Series 1994-1, 6.88% 1/26/03	$ 1,034	$ 1,058
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	4,363	4,574
Series 1998-196A, 5.926% 6/15/05	6,979	7,412
6.07% 12/15/14	18,500	19,263
6.77% 11/15/13	7,342	8,012
6.99% 5/21/16	20,823	23,279
Private Export Funding Corp. secured:
5.34% 3/15/06	21,700	23,036
5.66% 9/15/11 (a)	12,400	12,741
5.8% 2/1/04	684	709
6.67% 9/15/09	2,120	2,379
7.17% 5/15/07	3,500	3,946
State of Israel (guaranteed by U.S. Government through Agency for International Development):
5.89% 8/15/05	14,000	15,062
6.6% 2/15/08	35,170	39,019
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	9,300	9,902
5.96% 8/1/09	9,930	10,541
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank) 8.17% 1/15/07	2,803	3,171
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		963,061
U.S. Treasury Obligations - 40.6%
U.S. Treasury Bonds:
5.25% 2/15/29	243,000	235,330
6.125% 8/15/29	26,980	29,471
6.75% 8/15/26	97,926	114,443
8.125% 8/15/21	27,320	36,167
10% 5/15/10	48,300	57,409
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Bonds: - continued
11.25% 2/15/15	$ 366,000	$ 583,443
12% 8/15/13	53,000	75,682
U.S. Treasury Notes 5.875% 11/15/04	51,600	55,563
TOTAL U.S. TREASURY OBLIGATIONS		1,187,508
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,073,422)		2,150,569
U.S. Government Agency - Mortgage Securities - 5.2%

Fannie Mae - 2.2%
5.5% 5/1/09 to 3/1/24	5,744	5,784
6% 7/1/20	1,081	1,100
6.5% 8/1/04 to 12/1/27	1,558	1,609
7% 7/1/13 to 5/1/30	15,887	16,595
7.5% 3/1/07 to 4/1/17	14,999	15,978
8% 1/1/22	412	440
8.5% 1/1/15 to 4/1/16	4,799	5,216
9% 5/1/14	4,064	4,444
9.5% 11/15/09 to 10/1/20	5,164	5,720
10% 8/1/10	255	276
11% 3/1/10	83	88
11.5% 6/1/19 to 5/1/28	6,034	7,097
		64,347
Freddie Mac - 0.7%
5% 1/1/09 to 6/1/09	2,674	2,754
7% 4/1/11 to 1/1/31	9	10
7.5% 7/1/10 to 5/1/16	15,001	15,993
8% 1/1/10 to 6/1/11	326	344
8.5% 8/1/08 to 12/1/25	1,363	1,462
9% 8/1/09 to 12/1/10	322	345
9.75% 8/1/14	601	682
		21,590
Government National Mortgage Association - 2.3%
6% 7/15/08 to 12/15/10	21,026	21,950
6.5% 5/15/28 to 10/15/31	7,047	7,280
6.5% 8/1/32 (b)	6,049	6,219
7% 10/15/26 to 1/15/32	19,648	20,551
7% 8/1/32 (b)	395	412
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
7.5% 3/15/28 to 8/15/28	$ 477	$ 505
8% 11/15/06 to 12/15/23	7,244	7,804
8.5% 10/15/08 to 2/15/31	729	777
9.5% 2/15/25	7	8
		65,506
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $147,367)		151,443
Collateralized Mortgage Obligations - 18.8%

U.S. Government Agency - 18.8%
Fannie Mae:
floater REMIC planned amortization class Series 1992-161 Class F, 4.08% 11/25/21 (c)	2,257	2,257
REMIC planned amortization class:
Series 1993-160 Class PK, 6.5% 11/25/22	27,000	29,035
Series 1993-207 Class H, 6.5% 11/25/23	18,360	19,739
Series 1993-56 Class PH, 6.75% 6/25/22	10,000	10,547
Series 1994-23 Class PG, 6% 4/25/23	9,565	10,233
Series 1994-27 Class PJ, 6.5% 6/25/23	6,430	6,863
Series 1994-50 Class PJ, 6.5% 8/25/23	17,000	18,205
Series 2001-62 Class PF, 6.5% 6/25/26	24,251	24,973
sequential pay:
Series 1993-215 Class C, 6.5% 10/25/21	11,000	11,474
Series 1995-25 Class AC, 6% 10/25/21	7,143	7,201
Series 1997-41 Class J, 7.5% 6/18/27	20,000	21,469
Series 1993-109 Class NZ, 6% 7/25/08	15,799	16,744
Series 1994-28 Class N, 6.5% 10/25/23	7,149	7,564
target amortization class Series 2001-12 Class CS, 6.5% 6/25/27	8,590	8,742
Fannie Mae guaranteed REMIC pass thru trust sequential pay Series 1998-2 Class DA, 6.5% 4/18/25	1,156	1,162
Freddie Mac:
REMIC planned amortization class:
Series 1413 Class J, 4% 11/15/07	14,816	14,993
Series 1500 Class K, 7% 6/15/22	10,000	10,600
Series 1681 Class PJ, 7% 12/15/23	9,200	10,100
Series 1697 Class G, 6% 3/15/09	3,450	3,635
Series 1727 Class H, 6.5% 8/15/23	12,200	13,027
Series 1948 Class PG, 6.15% 11/15/25	12,394	12,703
Series 2088 Class PA 5.5% 4/15/23	22,883	23,474
Series 2328 Class QB, 6.5% 8/15/26	28,000	28,939
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Freddie Mac: - continued
sequential pay:
Series 1974 Class Z, 7% 8/15/20	$ 13,836	$ 14,646
Series 2053 Class A, 6.5% 10/15/23	11,870	12,078
Series 2055 Class K, 6.5% 10/15/23	10,729	10,922
Series 2201 Class A, 7% 9/15/27	2,284	2,310
Series 2211 Class C, 7.5% 6/15/27	769	772
Series 2248 Class A, 7.5% 5/15/28	3,569	3,618
Series 2250 Class A, 7% 12/15/27	5,376	5,457
Series 2267 Class VB, 7.5% 10/15/14	9,986	10,638
Series 2355 Class AE, 6% 9/15/31	32,285	34,105
Series 1535 Class PN, 7% 12/15/06	11,902	12,534
Series 1560 Class PN, 7% 12/15/12	15,000	16,329
Series 2073 Class G, 6.5% 7/15/28	12,893	12,947
Series 2328 Class MB, 6.5% 10/15/21	18,712	19,730
Series 2368 Class ZB, 6% 10/15/31	437	436
target amortization class Series 2209 Class TA, 7.5% 1/15/27	1,777	1,788
Ginnie Mae:
REMIC planned amortization class Series 2002-33 Class PA, 5.5% 5/1/32	26,789	27,768
Series 2001-53 Class Z, 6.5% 11/20/31	24,824	24,903
Ginnie Mae REMIC pass thru planned amortization class Series 1997-8 Class PE, 7.5% 5/16/27	22,138	23,691
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $534,966)		548,351
Cash Equivalents - 0.8%
	Maturity Amount (000s)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.85%, dated 7/31/02 due 8/1/02 (Cost $22,559)	$ 22,560	22,559
TOTAL INVESTMENT PORTFOLIO - 98.4% (Cost $2,778,314)		2,872,922
NET OTHER ASSETS - 1.6%		46,920
NET ASSETS - 100%		$ 2,919,842
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,741,000 or 0.4% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $7,486,997,000 and $6,822,393,000, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $93,741,000. The weighted average interest rate was 2.31%. At period end there were no bank borrowings outstanding.

Income Tax Information
The fund hereby designates approximately $2,228,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

A total of 40.60% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Government Income Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2002
Assets
Investment in securities, at value (including repurchase agreements of $22,559) (cost $ 2,778,314) - See accompanying schedule		$ 2,872,922
Cash		1,465
Receivable for investments sold		15
Receivable for fund shares sold		7,227
Interest receivable		51,832
Total assets		2,933,461
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 6,631
Payable for fund shares redeemed	4,956
Distributions payable	347
Accrued management fee	1,024
Other payables and accrued expenses	661
Total liabilities		13,619
Net Assets		$ 2,919,842
Net Assets consist of:
Paid in capital		$ 2,830,576
Distributions in excess of net investment income		(853)
Accumulated undistributed net realized gain (loss) on investments		(4,489)
Net unrealized appreciation (depreciation) on investments		94,608
Net Assets, for 283,384 shares outstanding		$ 2,919,842
Net Asset Value, offering price and redemption price per share ($2,919,842 ÷ 283,384 shares)		$ 10.30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Government Income Fund
Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2002
Investment Income
Interest		$ 129,081
Security lending		225
Total income		129,306
Expenses
Management fee	$ 10,692
Transfer agent fees	5,612
Accounting and security lending fees	512
Non-interested trustees' compensation	7
Custodian fees and expenses	110
Registration fees	130
Audit	44
Legal	10
Interest	6
Miscellaneous	9
Total expenses before reductions	17,132
Expense reductions	(50)	17,082
Net investment income (loss)		112,224
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	39,634
Swap agreements	(189)
Total net realized gain (loss)		39,445
Change in net unrealized appreciation (depreciation) on: Investment securities	48,139
Delayed delivery commitments	525
Total change in net unrealized appreciation (depreciation)		48,664
Net gain (loss)		88,109
Net increase (decrease) in net assets resulting from operations		$ 200,333

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 112,224	$ 106,178
Net realized gain (loss)	39,445	31,348
Change in net unrealized appreciation (depreciation)	48,664	56,128
Net increase (decrease) in net assets resulting from operations	200,333	193,654
Distributions to shareholders from net investment income	(115,123)	(111,994)
Share transactions Net proceeds from sales of shares	1,454,291	1,130,492
Reinvestment of distributions	109,747	103,827
Cost of shares redeemed	(882,940)	(583,202)
Net increase (decrease) in net assets resulting from share transactions	681,098	651,117
Total increase (decrease) in net assets	766,308	732,777
Net Assets
Beginning of period	2,153,534	1,420,757
End of period (including distributions in excess of net investment income of $853 and undistributed net investment income of $2,298, respectively)	$ 2,919,842	$ 2,153,534
Other Information Shares
Sold	144,234	114,971
Issued in reinvestment of distributions	10,878	10,575
Redeemed	(87,618)	(59,304)
Net increase (decrease)	67,494	66,242

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2002	2001	2000	1999	1998 H	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.980	$ 9.490	$ 9.540	$ 9.980	$ 9.760	$ 9.620
Income from Investment Operations
Net investment income (loss) D	.452 F	.577	.592	.588	.481	.625
Net realized and unrealized gain (loss)	.335 F	.525	(.059)	(.429)	.208	.175
Total from investment operations	.787	1.102	.533	.159	.689	.800
Distributions from net investment income	(.467)	(.612)	(.583)	(.599)	(.469)	(.660)
Net asset value, end of period	$ 10.300	$ 9.980	$ 9.490	$ 9.540	$ 9.980	$ 9.760
Total Return B, C	8.08%	11.92%	5.81%	1.48%	7.19%	8.61%
Ratios to Average Net Assets E
Expenses before expense reductions	.69%	.61%	.66%	.68%	.69% A	.73%
Expenses net of voluntary waivers, if any	.69%	.61%	.66%	.68%	.69% A	.73%
Expenses net of all reductions	.68%	.60%	.65%	.67%	.68% A	.72%
Net investment income (loss)	4.50% F	5.91%	6.27%	5.91%	5.82% A	6.48%
Supplemental Data
Net assets, end of period (in millions)	$ 2,920	$ 2,154	$ 1,421	$ 1,580	$ 1,253	$ 1,023
Portfolio turnover rate	284%	214%	131%	168%	289% A	199%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.060 and increase net realized and unrealized gain (loss) per share by $.060. Without this change the ratio of net investment income (loss) to average net assets would have been 5.09%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

G For the period ended September 30.

H Ten months ended July 31, 1998.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Intermediate Government Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Intermediate Govt Income	8.51%	40.36%	88.76%
LB Int Government Bond	8.60%	41.84%	91.73%
Short-Intermediate U.S. Government Funds Average	7.10%	34.95%	78.59%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the Lehman Brothers Intermediate Government Bond Index - a market value-weighted index of U.S. Government fixed-rate debt issues with maturities between one and 10 years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. Government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 78 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Intermediate Govt Income	8.51%	7.02%	6.56%
LB Int Government Bond	8.60%	7.24%	6.73%
Short-Intermediate U.S. Government Funds Average	7.10%	6.17%	5.96%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Fidelity Intermediate Government Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Intermediate Government Income Fund on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $18,876 - an 88.76% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,173 - a 91.73% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

	Years ended July 31,
	2002	2001	2000	1999	1998
Dividend returns	5.03%	6.85%	6.59%	6.47%	6.88%
Capital returns	3.48%	4.83%	-1.48%	-3.27%	-0.10%
Total returns	8.51%	11.68%	5.11%	3.20%	6.78%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended July 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.64¢	22.11¢	47.05¢
Annualized dividend rate	4.27%	4.52%	4.77%
30-day annualized yield	3.64%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.05 over the past one month, $9.87 over the past six months and $9.87 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fidelity Intermediate Government Income Fund

Fund Talk: The Manager's Overview

>

Market Recap

Investment-grade bonds shined during the 12 months that ended July 31, 2002, as the prospects for a strong economic recovery dimmed later in the period and the Federal Reserve Board deferred raising interest rates, after aggressively lowering them in 2001 to avert a sustained recession. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 7.53%, well ahead of stock markets that suffered double-digit losses. Negative sentiment toward stocks - due to concerns about corporate governance, terrorism and geopolitical unrest - further boosted demand for bonds as investors sought out safer havens offering some return on their assets. A flight to quality in Treasuries and high-quality, higher-yielding government agencies resulted, as reflected in the leading performance of the Lehman Brothers U.S. Agency and Treasury indexes, which gained 9.07% and 8.36%, respectively. Meanwhile, the Lehman Brothers Mortgage-Backed Securities Index posted a solid finish, returning 8.31%. Mortgage securities generally benefited from lower volatility and reduced prepayment risk, despite facing a massive refinancing wave during the fall of 2001 - spurred by lower interest rates - and fears of a possible encore during the summer of 2002. The Lehman Brothers Credit Bond Index, however, returned only 4.72%. While corporates benefited from some economic improvement, eroding investor confidence in the sector and widespread credit quality downgrades curbed their advances.

(Portfolio Manager photograph)
Note to shareholders: George Fischer became Portfolio Manager of Fidelity Intermediate Government Income Fund on June 1, 2002.

Q. How did the fund perform, George?

A. For the 12 months ending July 31, 2002, the fund returned 8.51%. In comparison, the short-intermediate U.S. government funds average returned 7.10% for the same 12-month period, according to Lipper Inc., while the Lehman Brothers Intermediate Government Bond Index returned 8.60%.

Q. What factors drove the government bond market's strong performance, and what helped the fund outpace its peers?

A. Essentially, all the negative events that have dominated the headlines - the terrorist attacks, international political tensions, a weak economy, the stock market sell-off and concerns about corporate ethics, among other things - were a boon for government bonds during the past year. Not only did these events keep a lid on inflation and interest rates - which can be double trouble for bond investors - they also exponentially strengthened demand for bonds. Against that favorable backdrop, short- and intermediate-term bonds generally performed better than longer-term bonds. The latter's gains were somewhat subdued due to concerns - albeit fading as the period wore on - that the economy and inflation will eventually pick up, sending interest rates higher. As for the fund, its outperformance of the Lipper peer group is attributable to a combination of favorable asset allocation and good security selection.

Annual Report

Fidelity Intermediate Government Income Fund
Fund Talk: The Manager's Overview - continued

Q. Let's start with how asset allocation among various sectors of the government bond market led to the fund's strong relative performance . . .

A. Sure. The fund maintained a relatively large weighting in agency securities, which outperformed Treasuries during the year. Agency securities were in very strong demand - and their prices rose in response - mainly because they offered investors the two things they sought most in a low interest rate, high-risk environment: attractive yields and relatively low risk. Government agencies are considered high quality because they have the direct backing of the full faith and credit of the United States or have implicit government backing. But because they carry slightly greater credit risk than U.S. Treasury securities, agencies often carry more yield.

Q. How did good security selection help?

A. Our security selection within the mortgage sector was particularly beneficial. The mortgage market's performance was strong in absolute terms, although it lagged the returns of the Treasury and agency markets, which was somewhat disappointing. The lag was attributable to lower interest rates, which made the bonds less valuable because they were subject to greater prepayment risk. Tempted by mortgage rates that dropped more than a full percentage point in some instances, homeowners rushed to refinance their loans. In turn, investors who held the securities made up of mortgage loans weren't necessarily able to count on predictable levels of income from their bonds; as refinancing accelerated, more and more securities were prepaid, leaving investors to potentially re-invest at lower interest rates. Fortunately, the fund's emphasis on bonds that had some immunity to prepayment helped our performance.

Q. Have you made any major changes to the fund's holdings since taking over in June?

A. Not really. I adhered to the fund's same valuation-driven strategies that have been in place for some time. The changes I did make - buying some bonds and selling others - were a function of those strategies, rather than a wholesale change in direction.

Q. What's your outlook for the government bond market?

A. Some of the same factors that boosted the bond market over the past year are currently still in place. Inflation remains low, there are plenty of concerns about the strength of the economy and global political uncertainty persists. That said, bond yields and interest rates are quite low by historic measures, so investors may not have falling interest rates working in their favor in the coming year. Markets have a way of suddenly reversing themselves, so it wouldn't be that surprising if bonds pulled back some if the economy starts moving forward again and stocks look more attractive. Although the interest rate environment may become less favorable, I hope that demand for high-quality bonds from long-term investors interested in maintaining a diversified portfolio will continue to remain strong.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income consistent with preservation of capital by investing mainly in U.S. government and agency securities while maintaining a dollar weighted average maturity between three and 10 years

Fund number: 452

Trading symbol: FSTGX

Start date: May 2, 1988

Size: as of July 31, 2002, more than $1.1 billion

Manager: George Fischer, since June 2002; manager, various Fidelity and Spartan government and municipal bond funds; joined Fidelity in 1989

3

George Fischer on the deteriorating federal budget:

"The direction of short-term interest rates, of course, generally is the main factor that drives bond prices. Rates move lower and bond prices typically rise; rates rise and bond prices typically fall. But supply and demand can also have a major effect on the government bond market's performance. Therefore, the potentially expanding supply of government bonds that may accompany the nation's weakening fiscal health is cause for some concern. Although the current federal budget deficit remains small by historical standards, it's growing rapidly and stands in stark contrast to the budget surpluses we've enjoyed since 1997. We've already started to see the effects of this reversal; the Treasury is auctioning more new debt than it has in some time and has ceased its buyback of outstanding debt. While the government bond market so far has withstood these supply pressures, it may not continue to do so. The White House has predicted that the deficit will begin decreasing almost immediately and that the budget could be back in balance by the start of fiscal year 2005. But some observers - including both Republicans and Democrats in Congress - think the administration's projections may be too rosy. It's an issue that is very important to the bond market's performance, and is something I'll be watching closely."

Annual Report

Fidelity Intermediate Government Income Fund

Investment Changes

Coupon Distribution as of July 31, 2002
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	0.0	0.1
Less than 3%	0.8	0.0
3 - 3.99%	7.0	2.5
4 - 4.99%	2.0	2.3
5 - 5.99%	41.4	24.8
6 - 6.99%	25.2	26.0
7 - 7.99%	7.2	17.6
8 - 8.99%	2.4	3.2
9 - 9.99%	0.5	4.7
10 - 10.99%	0.8	1.1
11 - 11.99%	4.1	2.7
12% and over	4.9	5.8
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of July 31, 2002
6 months ago
Years	4.5	4.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2002
6 months ago
Years	3.3	3.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2002*		As of January 31, 2002**
	Mortgage Securities 8.8%		Mortgage Securities 12.2%
	CMOs and Other Mortgage Related Securities 7.1%		CMOs and Other Mortgage Related Securities 7.0%
	U.S. Treasury Obligations 25.1%		U.S. Treasury Obligations 14.3%
	U.S. Government Agency Obligations 54.7%		U.S. Government Agency Obligations 59.6%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 6.9%
* Futures and Swaps	1.0%	** Futures and Swaps	0.0%

Annual Report

Fidelity Intermediate Government Income Fund

Investments July 31, 2002

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 79.8%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - 54.7%
Fannie Mae:
3% 6/15/04	$ 2,425	$ 2,451
3.625% 4/15/04	18,575	18,981
4.04% 2/28/05	6,040	6,047
5% 1/15/07	52,700	55,204
5.125% 2/13/04	2,690	2,808
5.25% 6/15/06	38,000	40,264
5.25% 4/15/07	20,000	21,162
5.5% 2/15/06	94,490	101,000
5.5% 5/2/06	3,095	3,314
6% 5/15/08	10,000	10,868
6.25% 2/1/11	1,285	1,382
7.125% 6/15/10	7,000	8,051
7.25% 1/15/10	27,500	31,828
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	7,000	8,076
Federal Farm Credit Bank 9.15% 2/14/05	500	576
Federal Home Loan Bank:
4.325% 4/11/05	5,000	5,024
6.75% 4/10/06	1,000	1,113
Freddie Mac:
3% 7/15/04	22,000	22,221
3.75% 4/15/04	10,000	10,249
4.45% 9/24/04	10,400	10,435
5% 1/15/04	11,000	11,450
5.5% 7/15/06	13,200	14,104
5.75% 3/15/09	40,360	43,185
5.75% 1/15/12	15,000	15,724
5.875% 3/21/11	890	934
6.375% 11/15/03	7,100	7,488
7% 3/15/10	17,965	20,497
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	7,294	8,213
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	491	509
Series 1993-D, 5.23% 5/15/05	442	459
Series 1994-F, 8.187% 12/15/04	1,747	1,849
Series 1995-A, 6.28% 6/15/04	1,696	1,775
Series 1996-A, 6.55% 6/15/04	3,089	3,241
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1992-A, 7.02% 9/1/04	$ 2,608	$ 2,740
Series 1994-A, 7.39% 6/26/06	4,000	4,398
Series 1994-B, 7.5% 1/26/06	435	474
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	806	825
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	4,048	4,244
Series 1996-A1, 6.726% 9/15/10	2,957	3,215
Private Export Funding Corp. secured:
5.48% 9/15/03	735	751
5.65% 3/15/03	683	695
5.66% 9/15/11 (a)	10,000	10,275
5.8% 2/1/04	2,236	2,319
6.86% 4/30/04	833	880
Sallie Mae 5.25% 3/15/06	8,300	8,788
State of Israel (guaranteed by U.S. Government through Agency for International Development):
6.6% 2/15/08	20,670	22,932
6.625% 8/15/03	26,675	27,837
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	10,000	10,647
6.06% 8/1/10	10,000	10,726
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) 8.17% 1/15/07	2,895	3,275
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		605,503
U.S. Treasury Obligations - 25.1%
U.S. Treasury Bonds:
11.25% 2/15/15	15,200	24,230
11.75% 2/15/10	13,099	15,972
12% 8/15/13	31,400	44,838
U.S. Treasury Inflation-Indexed Notes 3% 7/15/12	13,500	13,757
U.S. Treasury Notes:
2.875% 6/30/04	8,500	8,611
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
3.25% 5/31/04	$ 8,500	$ 8,673
3.375% 4/30/04	500	511
5.625% 5/15/08	47,000	51,456
5.75% 11/15/05	19,000	20,667
5.875% 11/15/05	13,000	14,192
6% 8/15/09	8,000	8,921
6.125% 8/15/07	6,000	6,698
6.5% 8/15/05	16,000	17,711
6.5% 10/15/06	20,610	23,176
6.5% 2/15/10	15,525	17,810
U.S. Treasury Notes - coupon STRIPS 0% 9/30/02	200	200
TOTAL U.S. TREASURY OBLIGATIONS		277,423
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $848,262)		882,926
U.S. Government Agency - Mortgage Securities - 8.8%

Fannie Mae - 6.6%
5.5% 1/1/09 to 5/1/17	20,451	20,798
6% 10/1/08 to 8/1/16	22,235	22,958
6.5% 4/1/16 to 5/1/17	15,907	16,583
7% 7/1/10 to 9/1/14	3,638	3,851
9% 2/1/13	552	602
9.5% 11/15/09	1,044	1,159
10% 1/1/20	29	33
10.25% 10/1/09 to 10/1/18	96	108
11% 8/1/10 to 1/1/16	1,802	2,068
11.25% 1/1/11 to 1/1/16	287	333
11.5% 9/1/11 to 6/1/19	1,195	1,393
12.25% 10/1/10 to 5/1/15	223	259
12.5% 3/1/12 to 7/1/16	858	1,002
12.75% 10/1/11 to 6/1/15	523	617
13% 7/1/13 to 7/1/15	371	436
13.25% 9/1/11	251	300
13.5% 11/1/14 to 12/1/14	21	25
14% 10/1/14	50	61
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
14.5% 7/1/14	$ 18	$ 21
15% 4/1/12	10	12
		72,619
Freddie Mac - 1.4%
6.5% 5/1/08	711	745
8.5% 6/1/14 to 9/1/17	891	950
9% 11/1/09 to 8/1/16	291	312
9.5% 7/1/16 to 8/1/21	1,778	1,972
10% 7/1/09 to 3/1/21	3,770	4,270
10.5% 9/1/09 to 5/1/21	521	590
11% 2/1/11 to 9/1/20	207	240
11.25% 2/1/10 to 10/1/14	390	447
11.5% 10/1/15 to 8/1/19	243	282
11.75% 11/1/11 to 7/1/15	68	78
12% 10/1/09 to 11/1/19	712	826
12.25% 8/1/11 to 8/1/15	291	340
12.5% 10/1/09 to 6/1/19	3,408	4,001
12.75% 2/1/10 to 1/1/11	93	109
13% 9/1/10 to 5/1/17	538	633
13.25% 11/1/10 to 12/1/14	82	96
13.5% 11/1/10 to 10/1/14	118	139
14% 11/1/12 to 4/1/16	19	23
14.5% 12/1/10 to 9/1/11	28	34
14.75% 3/1/10	8	10
16.25% 7/1/11	3	4
		16,101
Government National Mortgage Association - 0.8%
8% 9/15/06 to 12/15/23	3,951	4,253
8.5% 4/15/16 to 4/15/17	39	42
10.5% 8/15/15 to 10/15/21	3,363	3,925
10.75% 12/15/09 to 3/15/10	88	98
11% 9/20/14 to 1/20/21	173	202
12.5% 12/15/10	6	8
13% 1/15/11 to 12/15/14	348	417
13.25% 8/15/14	13	16
13.5% 5/15/10 to 12/15/14	194	232
14% 6/15/11	10	12
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
16% 4/15/13	$ 33	$ 41
17% 12/15/11	3	4
		9,250
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $93,911)		97,970
Collateralized Mortgage Obligations - 7.1%

U.S. Government Agency - 7.1%
Fannie Mae:
REMIC planned amortization class:
Series 1988-21 Class G, 9.5% 8/25/18	433	492
Series 1993-192 Class E, 5.95% 11/25/07	598	599
Series 1994-72 Class G, 6% 10/25/19	2,541	2,562
Series 1999-25 Class PA, 6% 2/25/20	3,021	3,116
Series 2001-53 Class PE, 6.5% 8/31/31	5,000	5,227
Series 2001-80 Class PH, 6% 12/25/27	4,100	4,288
sequential pay:
Series 1993-238 Class C, 6.5% 12/25/08	11,275	12,170
Series 1999-58 Class AC, 7% 2/18/27	1,293	1,296
Freddie Mac:
REMIC planned amortization class:
Series 1462 Class PT, 7.5% 1/15/03	570	574
Series 1639 Class J, 6% 12/15/08	1,291	1,311
Series 1995 Class PB, 6.5% 9/20/25	4,822	4,924
Series 2113 Class QD, 6% 2/15/23	5,000	5,279
Series 2134 Class PC, 5.725% 4/15/11	3,495	3,623
Series 2396 Class PX, 6% 6/15/27	4,100	4,306
sequential pay:
Series 2134 Class H, 6.5% 12/15/24	2,163	2,206
Series 2166:
Class AC, 6.5% 3/15/26	2,810	2,866
Class AE, 6.5% 10/15/25	3,365	3,427
Series 2257 Class VA, 7% 9/15/07	5,627	5,867
Series 2279 Class VE, 6.5% 11/15/06	3,624	3,834
Ginnie Mae Series 2001-53 Class ZE, 6.5% 11/20/31	10,442	10,365
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $76,495)		78,332
Cash Equivalents - 3.6%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.85%, dated 7/31/02 due 8/1/02 (Cost $39,749)	$ 39,751	$ 39,749
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $1,058,417)		1,098,977
NET OTHER ASSETS - 0.7%		8,153
NET ASSETS - 100%		$ 1,107,130
Swap Agreements
	Expiration Date	Notional Amount (000s)	Unrealized Appreciation Depreciation (000s)
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.3808% and pay quarterly a floating rate based on 3-month LIBOR with Merrill Lynch, Inc.	Feb. 2005	$ 11,000	$ 102
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,275,000 or 0.9% of net assets.

Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,552,088,000 and $1,325,977,000, respectively.
Income Tax Information

At July 31, 2002, the fund had a capital loss carryforward of approximately $74,331,000 of which $42,422,000, $8,517,000, $3,975,000, $11,910,000 and $7,507,000 will expire on July 31, 2003, 2004, 2005, 2008 and 2009, respectively. Of the loss carryforwards expiring on July 31, 2003, 2004 and 2005, $2,987,000, $1,883,000 and $702,000, respectively, was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

A total of 23.32% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Intermediate Government Income Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $19,225 and repurchase agreements of $39,749)(cost $1,058,417) - See accompanying schedule		$ 1,098,977
Cash		864
Receivable for investments sold		12,405
Receivable for fund shares sold		2,395
Interest receivable		15,830
Unrealized gain on swap agreements		102
Total assets		1,130,573
Liabilities
Payable for fund shares redeemed	$ 2,729
Distributions payable	566
Accrued management fee	367
Other payables and accrued expenses	171
Collateral on securities loaned, at value	19,610
Total liabilities		23,443
Net Assets		$ 1,107,130
Net Assets consist of:
Paid in capital		$ 1,145,005
Undistributed net investment income		187
Accumulated undistributed net realized gain (loss) on investments		(78,724)
Net unrealized appreciation (depreciation) on investments		40,662
Net Assets, for 109,497 shares outstanding		$ 1,107,130
Net Asset Value, offering price and redemption price per share ($1,107,130 ÷ 109,497 shares)		$ 10.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Intermediate Government Income Fund
Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2002
Investment Income
Interest		$ 48,519
Security lending		224
Total income		48,743
Expenses
Management fee	$ 4,004
Transfer agent fees	1,091
Accounting and security lending fees	241
Non-interested trustees' compensation	4
Custodian fees and expenses	78
Registration fees	58
Audit	17
Legal	4
Miscellaneous	4
Total expenses before reductions	5,501
Expense reductions	(8)	5,493
Net investment income (loss)		43,250
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		15,876
Change in net unrealized appreciation (depreciation) on: Investment securities	16,737
Swap agreements	102
Total change in net unrealized appreciation (depreciation)		16,839
Net gain (loss)		32,715
Net increase (decrease) in net assets resulting from operations		$ 75,965

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 43,250	$ 49,544
Net realized gain (loss)	15,876	5,212
Change in net unrealized appreciation (depreciation)	16,839	30,785
Net increase (decrease) in net assets resulting from operations	75,965	85,541
Distributions to shareholders from net investment income	(44,407)	(49,652)
Share transactions Net proceeds from sales of shares	500,961	223,147
Reinvestment of distributions	37,466	41,345
Cost of shares redeemed	(306,463)	(184,891)
Net increase (decrease) in net assets resulting from share transactions	231,964	79,601
Total increase (decrease) in net assets	263,522	115,490
Net Assets
Beginning of period	843,608	728,118
End of period (including undistributed net investment income of $187 and undistributed net investment income of $1,423, respectively)	$ 1,107,130	$ 843,608
Other Information Shares
Sold	50,415	23,165
Issued in reinvestment of distributions	3,786	4,305
Redeemed	(31,051)	(19,245)
Net increase (decrease)	23,150	8,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.770	$ 9.320	$ 9.460	$ 9.780	$ 9.790
Income from Investment Operations
Net investment income (loss) B	.457 D	.607	.616	.640	.652
Net realized and unrealized gain (loss)	.353 D	.452	(.151)	(.326)	(.008)
Total from investment operations	.810	1.059	.465	.314	.644
Distributions from net investment income	(.470)	(.609)	(.605)	(.634)	(.654)
Net asset value, end of period	$ 10.110	$ 9.770	$ 9.320	$ 9.460	$ 9.780
Total Return A	8.51%	11.68%	5.11%	3.20%	6.78%
Ratios to Average Net Assets C
Expenses before expense reductions	.59%	.64%	.65%	.65%	.65%
Expenses net of voluntary waivers, if any	.59%	.61%	.63%	.53%	.38%
Expenses net of all reductions	.59%	.60%	.63%	.53%	.38%
Net investment income (loss)	4.63% D	6.34%	6.59%	6.58%	6.65%
Supplemental Data
Net assets, end of period (in millions)	$ 1,107	$ 844	$ 728	$ 874	$ 704
Portfolio turnover rate	145%	114%	66%	117%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.070 and increase net realized and unrealized gain (loss) per share by $.070. Without this change the ratio of net investment income (loss) to average net assets would have been 5.34%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Ginnie Mae Fund, Fidelity Government Income Fund and Fidelity Intermediate Government Income Fund (the funds) are funds of Fidelity Income Fund (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from realized gains for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Ginnie Mae Fund	$ 7,077,995	$ 80,881	$ (6,357)	$ 74,524
Government Income Fund	2,784,301	90,655	(2,034)	88,621
Intermediate Government Income Fund	1,062,344	36,797	(164)	36,633
	Undistributed Ordinary Income	Capital Loss Carryforward	Total Distributable Earnings
Ginnie Mae Fund	$ 18,348	$ (3,753)	$ 89,119
Government Income Fund	8,933	-	97,554
Intermediate Government Income Fund	3,532	(74,331)	(34,166)

The tax character of distributions paid during the year was as follows:

Ordinary Income
Ginnie Mae Fund	$ 215,729
Government Income Fund	115,123
Intermediate Government Income Fund	44,407

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective August 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on August 1, 2001:

Fund	Cost of Securities/ Accumulated gain (loss)	|
Ginnie Mae Fund	$ (604)
Government Income Fund	$ (7,588)
Intermediate Government Income Fund	$ (8,428)

The effect of this change during the period resulted in an increase or (decrease) in net investment income (loss), net unrealized appreciation/ depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Fund	Net investment income (loss)	Net unrealized appreciation/ depreciation	Net realized gain (loss)
Ginnie Mae Fund	$ (667)	$ 400	$ 267
Government Income Fund	$ (14,818)	$ 7,517	$ 7,301
Intermediate Government Income Fund	$ (6,627)	$ 3,496	$ 3,131

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in each applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Swaps. Certain funds may invest in swaps for the purpose of managing its exposure to interest rates, credit or market risk. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically on a net basis. Interest rate swaps usually involve the exchange of fixed rate interest payments for floating rate interest payments. The net receivable or payable is accrued daily and is included in interest income in the accompanying Statement of Operations. Gains or losses are realized only upon early termination of the swap agreement. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates will adversely impact the fund.

Annual Report

2. Operating Policies - continued

Swaps - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in each applicable fund's Schedule of Investments under the caption "Swap Agreements."

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Ginnie Mae Fund	.30%	.13%	.43%
Government Income Fund	.30%	.13%	.43%
Intermediate Government Income Fund	.30%	.13%	.43%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Ginnie Mae Fund	.12%	|
Government Income Fund	.22%
Intermediate Government Income Fund	.12%

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

6. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

7. Expense Reductions.

Through arrangements with certain funds custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction

Ginnie Mae Fund	$ 5	$ 6
Government Income Fund	14	36
Intermediate Government Income Fund	8	-

Annual Report

8. Other Information.

At the end of the period, Fidelity Freedom 2010 Fund was the owner of record of approximately 21% of the total outstanding shares of the Fidelity Government Income Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 44% of the total outstanding shares of the Fidelity Government Income Fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Income Fund and the Shareholders of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund and Fidelity Intermediate Government Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund and Fidelity Intermediate Government Income Fund (funds of Fidelity Income Fund) at July 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
September 9, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 263 funds advised by FMR or an affiliate. Mr. McCoy oversees 265 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 209 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Fidelity Ginnie Mae Fund (2001), Fidelity Government Income Fund (2001), and Fidelity Intermediate Government Income Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998) and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization, Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

George Fischer (41)

Year of Election or Appointment: 2002

Vice President of Fidelity Intermediate Government Income Fund. Mr. Fischer also is Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

Thomas J. Silvia (41)

Year of Election or Appointment: 1997

Vice President of Fidelity Ginnie Mae Fund and Fidelity Government Income Fund. Mr. Silvia also is Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Silvia managed a variety of funds.

Eric D. Roiter (52)

Year of Election or Appointment: 1998

Secretary of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)

Year of Election or Appointment: 1986

Assistant Treasurer of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp. and Vice President, and is an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compiance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) (1992-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.; Ginnie Mae and
Intermediate Government Income

Fidelity Management & Research
(Far East) Inc.; Ginnie Mae and
Intermediate Government Income

Fidelity Investments
Money Management, Inc.

Fidelity Investments Japan Limited;
Ginnie Mae and Intermediate
Government Income

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Inflation-Protected Bond

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

GVT-ANN-0902 158024
1.537760.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com